EXHIBIT 10.27


                               WARRANT CERTIFICATE

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                  5:00 P.M, NEW YORK TIME ON DECEMBER 31, 2003

NO. W-001F


          257,950             Common Stock
                              Warrants

         This Warrant Certificate certifies that First London Securities Corporation or registered assigns, is the registered holder (the "Holder") of Common Stock Warrant of 800 Travel Systems, Inc. (the "Company"). Each Common Stock Warrant permits the Holder to purchase initially, at any time from the later to occur of (i) the date that the original Replacement Warrant Certificate is delivered to the Company for cancellation, and (ii) March 13, 2001 (the "Issue Date") until 5:00 p.m. New York Time on December 31, 2003 (the "Expiration Time"), one share of the Company's Common Stock at the initial exercise price, subject to adjustment in certain events (the "Share Exercise Price"), of $1.5625 per share.

         Any exercise of the Common Stock Warrants shall be effected by surrender of this Warrant Certificate and payment of the exercise price thereof at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of March 13, 2001, between the Company and First London Securities Corporation (the "Warrant Agreement"). Payment of the exercise price, in the event there is no cashless exercise pursuant to Section 3.1(b) of the Warrant Agreement, shall be made by cash, wire transfer, certified check or official bank check in New York Clearing House funds payable to the order of the Company. The Common Stock Warrants are referred to as "Warrants".

         No Warrant may be exercised after the Expiration Time, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation or rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement will be provided to the Holder of this Warrant upon written request to the Secretary of the Company at 4802 Gunn Highway, Suite 140, Tampa, Florida 33624.

         The Warrant Agreement provides that upon the occurrence of certain events, the exercise price, the type and the number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the exercise price and the number or type of securities, as the case may be, issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration or transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall as soon as possible issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 13, 2001
                                800 TRAVEL SYSTEMS, INC.


                                By:
                                    --------------------------------------------
                                     Peter M. Sontag, Chief Executive Officer
 (Seal)

Attest:


-------------------------
Robert Morgan, Secretary

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (the "New Warrant Agreement"), dated as of March 13, 2001 between 800 TRAVEL SYSTEMS, INC. (the "Company"), and FIRST LONDON SECURITIES CORPORATION (the "Representative").

                              W I T N E S S E T H:

         WHEREAS, the Representative has acted, pursuant to that certain underwriting agreement by and between the Company and the Representative (the "Underwriting Agreement"), as the representative of the Underwriters in connection with the Company's initial public offering on January 21, 1998 (the "Public Offering") of 1,850,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at $5.00 per share and 1,850,000 Redeemable Common Stock Purchase Warrants (the "Public Warrants") at $.125 per warrant; and

         WHEREAS, the Company issued to the Representative 87,750 warrants ("Common Stock Representative Warrants") to purchase 87,750 shares of Common Stock and 175,500 warrants ("Warrant Representative Warrants") to purchase 175,500 Common Stock Purchase Warrants (the "Underlying Warrants") exercisable to purchase 175,000 shares of Common Stock (the "Underlying Warrant Shares") pursuant to that certain Warrant Certificate ("Original Warrant Certificate") and subject to that certain Warrant Agreement (the "Original Warrant Agreement"), each dated January 21, 1998, as part of the compensation paid to the Representative in connection with its acting as representative pursuant to the Underwriting Agreement.

         WHEREAS, on or about December 1998, the Representative attempted to exercise and sell the Original Warrants; and

         WHEREAS, on or about September 1999, the Representative transferred 70,200 of the Warrant Representative Warrants and 35,100 of the Common Stock Representative Warrants to Mr. Jesse Shelmire and the Original Warrant Certificate was replaced with two separate Warrant Certificates, one to the Representative (the "Replacement Warrant Certificate") and one to Mr. Shelmire; and

         WHEREAS, on March 24, 2000 the Representative filed an action against the Company in the 134th District Court of Dallas County, Texas (the "Action") asserting various breach of contract claims against the Company based upon the Original Warrant Agreement and the Underwriting Agreement and arising from the attempted exercise of the Original Warrant Agreement in December 1998; and

         WHEREAS, the Representative and the Company have agreed to settle the Action pursuant to the settlement agreement (the "Settlement Agreement") dated of even date herewith and as part thereof the Replacement Warrant Certificate shall be returned to the Company and canceled and this New Warrant Agreement is being entered into by the Company and the Representative and new warrant certificate (the "New Warrant Certificates") issued;

         NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Grant and Period.

         Pursuant to the New Warrant Certificates, the Representative is hereby granted the right to purchase from the Company, at any time during the period commencing February ___, 2001 (the "Issue Date") and expiring at 5:00 New York Time on December 31, 2003, (the "Expiration Time"), up to 257,950 shares of Common Stock (the "Underlying Shares") at an initial exercise price (subject to adjustment as provided in Article 8) of $1.5625 per share (the "Share Exercise Price"), subject to the terms and conditions of this New Warrant Agreement.

         2.       New Warrant Certificates.

         The New Warrant Certificates delivered and to be delivered pursuant to this New Warrant Agreement shall be in the form set forth in the form of Warrant Certificate attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this New Warrant Agreement.

         3.       Exercise of Warrant.

         3.1      Full Exercise.

         (a) The Representative or any subsequently permitted transferee of a New Warrant Certificate (each a "Holder") may effect a cash exercise of a New Warrant Certificate by surrendering the New Warrant Certificate, together with a Subscription in the form of EXHIBIT 1 attached thereto, duly executed by such Holder, to the Company at any time prior to the Expiration Time, at the Company's principal office, accompanied by payment, by wire transfer or by certified or official bank check payable to the order of the Company in the amount of the aggregate purchase price of such Underlying Shares, subject to any adjustments provided for in this New Warrant Agreement. The aggregate purchase price hereunder for each Holder shall be equal to the initial exercise price for such Underlying Shares (subject to adjustment as provided in Article 8) multiplied by the number of Underlying Shares that are the subject of each Holder's New Warrant Certificate (as may be adjusted as hereinafter provided).

         (b) A Holder may effect a cashless exercise of a New Warrant Certificate by delivering the New Warrant Certificate to the Company together with a Subscription in the form of EXHIBIT 2 attached thereto, duly executed by such Holder, in which case no payment of cash will be required. Upon such cashless exercise, the number of Underlying Shares to be delivered to the Holder shall be equal to the number determined by dividing: (i) the number obtained by multiplying the number of Underlying Shares that are the subject of each Holder's New Warrant Certificate (or such number of shares subject to a cashless exercise as specified by the Holder in EXHIBIT 2) by the difference between (1) the Market Value (as hereafter defined), minus (2) the Share Exercise Price; by

(ii) the Market Value. The Market Value shall be the price of a share of the Company's Common Stock as determined on a per share basis as follows: (x) if the Common Stock is listed for trading on a national or regional stock exchange or is included on the Nasdaq National Market or Small-Cap Market, the average of the closing sale prices quoted on such exchange or the Nasdaq National Market or Small-Cap Market, as published in The Wall Street Journal, for the thirty trading days immediately preceding the date of exercise; or (y) if the Common Stock is not so listed, admitted to trading or included, the midpoint between the average of the midpoint between the highest reported closing bid and lowest reported closing ask prices as quoted on the National Association of Securities Dealer's OTC Bulletin Board or in the "pink sheets" published by the National Daily Quotation Bureau for the thirty trading days immediately preceding the date of exercise. If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Value" shall be the fair value thereof as determined by the Company's Board of Directors.

         3.2      Partial Exercise.

         A New Warrant Certificate referred to in Section 3.1 above also may be exercised from time to time in part by surrendering the New Warrant Certificate in the manner specified in Section 3.1, except that with respect to a cash exercise, the purchase price payable with respect to such exercise shall be equal to the number of Underlying Shares being purchased multiplied by the exercise price for such Underlying Shares, subject to any adjustments provided for in this New Warrant Agreement. Upon any such partial exercise, the Company will, as soon as practicable, issue to the Holder hereof in its name a new Warrant Certificate or Warrants of like tenor for the number of securities for which the New Warrant Certificate shall not have been exercised.

         3.3      Exercise Date.

         Subscriptions in the form of EXHIBITS 1 OR 2 must be received by the Company within twenty-four hours of the date of exercise, which date shall be set forth on such form of Subscriptions (the "Exercise Date"). No exercise shall be valid or effective unless such properly prepared form of Subscription is received by the Company within such twenty-four hour time period following the Exercise Date.

         4.       Issuance of Certificates.

         Upon the exercise of the New Warrant Certificates, the issuance of certificates for the Underlying Shares shall be effected as promptly as practicable and without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Articles 5 and 7) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The New Warrant Certificates and the certificates representing the shares of Common Stock shall be duly executed on behalf of the Company and dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5.       Restriction On Exercise and Transfer of the New Warrant
                  Certificates.

         The Holder of a New Warrant Certificate, by acceptance thereof, covenants and agrees that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part without the prior written consent of the Company, which may be withheld in its sole discretion and without reason, or by operation of law. The Holder of a New Warrant Certificate by acceptance thereof, covenants and agrees that the New Warrant Certificates may not be exercised until such time as a registration statement covering the resale of the Underlying Shares has been declared effective by the United States Securities and Exchange Commission (the "Commission"). The Holder further agrees that any exercise of a New Warrant Certificate will result in the issuance of restricted Common Stock to the Holder, except in the event that the Holder exercises utilizing the cashless exercise provision at least two years after the Issue Date.

         6.       Exercise Price.

         6.1      Initial and Adjusted Exercise Prices.

         The initial Share Exercise Price of each Warrant shall be $1.5625 per share. The adjusted exercise price of any Warrant Certificate shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 8. The Warrants are exercisable during the period commencing on the Issue Date and ending on December 31, 2003.

         6.2      Exercise Price.

         The term "Share Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7.       Registration Rights.

         7.1      Restrictive Legend.

         The New Warrant Certificate and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). The New Warrant Certificate shall bear the following restrictive legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

Upon exercise, in part or in whole, of a New Warrant Certificate, certificates representing the Underlying Shares shall also bear the restrictive legend set forth above.

         7.2      Registration Under the Securities Act of 1933.

         (a) The Company agrees to use its reasonable efforts to prepare and file with the Commission, at the sole expense of the Company, on one occasion, a registration statement and/or such other documents, including a prospectus, and/or any other appropriate disclosure document (the "Registration Statement") as may be reasonably necessary in the opinion of the Company and its counsel, in order to comply with the provisions of the Act, so as to permit the resale of Underlying Shares of Common Stock issuable upon exercise of the New Warrant Certificate (the "Registrable Securities") by the Representative. The Company agrees (subject to its suspension rights set forth below) to use its reasonable efforts to maintain the effectiveness of the Registration Statement for the Representative until the first anniversary of the Issue Date or when all Registrable Securities included therein have been sold, if earlier.

         The Representative covenants and agrees to cooperate with the Company in the preparation and filing of the Registration Statement, to provide all such information and materials concerning the Representative and take all such action as may be reasonably required to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the Registration Statement, and that the Registration Statement shall not be used for the resale of the Underlying Shares of Common Stock more than one year after the Issue Date.

         (b) Notwithstanding the foregoing, the Company may delay filing the Registration Statement, and may withhold efforts to cause the Registration Statement to become effective, if the Company determines in good faith that such registration might (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders. If after the Registration Statement becomes effective, the Company advises the holders of the Registerable Securities that the Company considers it appropriate for the Registration Statement to be amended or suspended, the holders of such Registrable Securities shall suspend any further sales of their Registrable Securities until the Company advises them that the Registration Statement has been amended or the suspension has been lifted.

         (c) The Representative covenants and agrees to provide the Company with twenty-four hour prior written notice of its intent to sell any Registrable Securities using the Registration Statement so that the Company may properly exercise its suspension rights in Section 7.2(b). The Representative further covenants and agrees to cooperate with the Company in consummating a sale using the Registration Statement and having the Company's transfer agent issue any shares of common stock upon the proper exercise of a New Warrant Certificate as herein set forth to the Representative or a third party purchaser of any Registrable Securities.

         7.3      Covenants of the Company With Respect to Registration.

         In connection with any registration under Section 7.2, the Company covenants and agrees as follows:

         (a) The Company shall use its best efforts to file the Registration Statement and to have the Registration Statement declared effective at the earliest practicable time, subject to the provisions of Section 7.2(b). The Company will promptly notify each seller of such Registrable Securities, and confirm such advice in writing, (i) when the Registration Statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective, and (iii) of any request by the SEC for any amendment or supplement to the Registration Statement or any prospectus relating thereto or for additional information.

         The Company shall furnish to the Representative such number of copies of the Registration Statement and of each such amendment and supplement thereto (in each case including the prospectus) in conformity with the requirements of the Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities.

         (b) The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep the Registration Statement effective until the first anniversary of the Issue Date, and to comply with the provisions of the Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers of Registrable Securities set forth in such registration statement. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of the Registration Statement, the Company will promptly notify each seller of such Registrable Securities and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible.

         (c) The Company shall indemnify the Representative against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which it may become subject under the Act, the Exchange Act or otherwise, arising solely from information in the Registration Statement provided by the Company.

         (d) The Representative and its permitted successors and assigns shall jointly and severally indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from written information furnished by such Holder, or their successors or assigns, for specific inclusion in the Registration Statement. The Representative further agrees to indemnify and hold the Company harmless from any loss, claim, damage, expense or liability arising from any delay in having issued or issuing the Underlying Shares to the Representative upon exercise or to any third party purchaser of any Registrable Securities under the Registration Statement.

         8.       Adjustments to Exercise Price and Number of Securities.

         8.1 Adjustment for Dividends, Subdivisions, Combinations or Reclassification.

         In case the Company shall (a) pay a dividend in shares of capital stock or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company; then, and in each such case, the Share Exercise Price, and the number of Underlying Shares for which the New Warrant Certificate may be exercised in effect immediately prior to such action shall be adjusted so that the Holder thereafter upon the exercise thereof shall be entitled to receive the number and kind of shares of the Company which such Holder would have owned immediately following such action had the New Warrant Certificate been exercised immediately prior thereto. An adjustment made pursuant to this Section shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section, the Holder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Share Exercise Price between or among shares of such class of capital stock.

         8.2      Adjustment For Reorganization, Merger or Consolidation.

         In case of any reorganization of the Company or consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each New Warrant Certificate, then outstanding or to be outstanding, shall have the right thereafter (until the expiration of such New Warrant Certificate) to receive, upon exercise of such New Warrant Certificate, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such New Warrant Certificate might have been exercised immediately prior to such reorganization, consolidation, merger, conveyance, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8.1 and such other rights as provided in this New Warrant Agreement. The Company shall not effect any such consolidation, merger, or similar transaction as contemplated by this Section 8.2, unless in connection with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing, receiving, or leasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Holders, such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and to perform the other obligations of the Company under this New Warrant Agreement. The above provision of this Section shall similarly apply to successive consolidations or successively whenever any event listed above shall occur.

         8.3      No Adjustment of Share Exercise Price in Certain Cases.

         No adjustment of the Share Exercise Price shall be made if the amount of said adjustment would be less than $.06; provided, however, that in any such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least $.06.

         8.4      Certificate of Adjustment.

         In each case of an adjustment or readjustment of the Share Exercise Price, or the number of Underlying Shares issuable upon exercise of the New Warrant Certificates, the Company, at its expense, shall compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to any Holder of the New Warrant Certificates, as the case may be, at the Holder's address as shown on the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including, but not limited to, a statement of (i) the Share Exercise Price at the time in effect, and (ii) the number of additional Underlying Shares and the type and amount, if any, of other property which at the time would be received upon exercise of the New Warrant Certificates.

         9.       Exchange and Replacement of New Warrant Certificates.

         Each New Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for New Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the same number of Underlying Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any New Warrant Certificates, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the New Warrant Certificates, if mutilated, the Company will make and deliver New Warrant Certificate of like tenor, in lieu thereof.

         10.      Elimination of Fractional Interest.

         The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the New Warrant Certificates nor shall it be required to issue script or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests may be eliminated, at the Company's option, by rounding any fraction down to the nearest whole number of shares of Common Stock or other securities, properties or rights, or in lieu thereof applying the value of such fractional interest to expenses associated with such certificate issuance.

         11.      Reservation.

         The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the New Warrant Certificates, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the New Warrant Certificates, and payment of the exercise price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable.

         12.      Notices to Warrant Holders.

         Nothing contained in this Agreement shall be construed as conferring upon the Holders of the New Warrant Certificates the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders, for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the New Warrant Certificates and their exercise, any of the following events shall occur:

         (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

         (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least 15 days prior to the date fixed as a record date of the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notices shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         13.      Notices.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to the registered Holder of any New Warrant Certificate or Registrable Securities, to the address of such Holder as shown on the books of the Company; or

         (b) If to the Company, to the address set forth below or to such other address as the Company may designate by notice to the Holders.

                                              800 Travel Systems, Inc.
                                              4802 Gunn Highway
                                              Tampa, Florida 33624
                                              Attention: CEO

              With a copy to:                 Shumaker, Loop & Kendrick, LLP
                                              101 E. Kennedy Blvd., Suite 2800
                                              Tampa, Florida 33602
                                              Attention:       Mark A. Catchur



         14.      Entire Agreement: Modification.

         This New Warrant Agreement (and the Settlement Agreement and New Warrant Certificate and any documents related thereto) contain the entire understanding between the parties hereto with respect to the subject matter hereof, and the terms and provisions of this Agreement may not be modified, waived or amended except in a writing executed by the Company and the Holders of at least a majority of the New Warrant Certificates (based on underlying numbers of shares of Common Stock). Notice of any modification, waiver.or amendment shall be promptly provided to any Holder not consenting to such modification, waiver or amendment.

         15.      Successors; Assignment.

         This New Warrant Agreement may not be assigned, and the New Warrant Certificates may not be assigned by the Holder without the written consent of the Company, which may be withheld in its absolute discretion. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective permitted successors and assigns hereunder.

         16.      Termination.

         This Agreement shall terminate at 5:00 New York Time on December 31, 2003. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination.

         17.      Governing Law; Submission to Jurisdiction.

         This New Warrant Agreement and each New Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws. The Company, the Representative and the Holders hereby agree that any action, proceeding or claim arising out of, or relating in any way to, this Agreement shall be brought and enforced in a federal or state court of competent jurisdiction with venue only in the Circuit Court in and for the 13th Judicial Circuit in Hillsborough, County, Florida or the United States District Court for the Middle District of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Representative and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Representative and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

         18.      Severability.

         If any provision of this New Warrant Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this New Warrant Agreement.

         19.      Captions.

         The caption headings of the Sections of this New Warrant Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this New Warrant Agreement and shall be given no substantive effect.

         20.      Benefits of this New Warrant Agreement.

         Nothing in this New Warrant Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holder of the New Warrant Certificates or Registrable Securities any legal or equitable right, remedy or claim under this New Warrant Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Representative and any other registered Holder of the New Warrant Certificates (except Section 7, which applies exclusively to the Representative.)

         21.      Counterparts.

         This New Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS HEREOF, the parties hereto have caused this New Warrant Agreement to be duly executed, as of the day and year first above written.

                                     800 TRAVEL SYSTEMS, INC.


                                     By:
                                        ----------------------------------------
                                        Peter M. Sontag, Chief Executive Officer
Attest:

__________________
__________________, Secretary

                                     FIRST LONDON SECURITIES CORPORATION

                                     By:
                                        --------------------------------
                                        Douglas R. Nichols, President

                                    EXHIBIT 1

                      FORM OF SUBSCRIPTION (CASH EXERCISE)

                  (To be signed only upon exercise of Warrant)


TO:      800 Travel Systems, Inc.
         4802 Gunn Highway
         Tampa, Florida 33624

         The undersigned, the Holder of Warrant Certificate number _____________ (the "Warrant"), representing ________________ Common Stock Warrants of 800 Travel Systems, Inc. (the "Company"), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to exercise the purchase right provided by the Warrant Certificate for, and to purchase thereunder, __________ Shares of the Common Stock of the Company, and herewith makes payment of $___________________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to,_______________________________ whose address is
______________________________________________ all in accordance with the
Warrant Agreement and the Warrant Certificate. The undersigned acknowledges and agrees that an exercise of the Warrant hereby shall not be effective if (i) this Form of Subscription is not received by the Company within twenty-four hours of the Exercise Date, (ii) no cash payment is included or the amount of the cash payment is not properly computed, or (iii) the Original Warrant Certificate is not included.

Exercise Date:
              ------------------------------



                                    -------------------------------------
                                    (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

                                    -------------------------------------

                                    -------------------------------------

                                    (Address)

                                    EXHIBIT 2

                    FORM OF SUBSCRIPTION (CASHLESS EXERCISE)

TO:      800 Travel Systems, Inc.
         4802 Gunn Highway
         Tampa, Florida 33624

         The undersigned, the Holder of Warrant Certificate number ___________ (the "Warrant"), representing ___________________ Common Stock Warrants of 800 Travel Systems, Inc. (the "Company"), which Warrant is being delivered herewith, hereby irrevocably elects the cashless exercise of the purchase right provided by the Warrant Agreement and the Warrant Certificate using ______ Underlying Shares for, and to purchase thereunder, _____ shares of restricted Company Common Stock (the "Issuable Common Shares") in accordance with Section 3 of the Warrant Agreement based upon a Market Value of ___________ determined as set forth on the attached Schedule 1, including supporting calculations (if necessary). The undersigned requests that the certificates for such Issuable Common Stock be issued in the name of, and delivered to, _____________________________ whose address is,
________________________________________ and the balance of the unexercised portion of the Warrant, if any, exercisable for _____ Underlying Shares recertificated and delivered to ________________, whose address is _________________________ all in accordance with the Warrant Certificate. The undersigned acknowledges and agrees that an exercise of the Warrant hereby shall not be effective if (i) Schedule 1 is not attached or contains any error in the calculation of Market Value, (ii) Schedule 1 fails to set forth in sufficient detail the calculation of Market Value, (iii) this Form of Subscription is not received within twenty-four hours of the Exercise Date, or (iv) the Original Warrant Certificate is not included.

Exercise Date:
              ------------------------------


                                    -------------------------------------
                                    (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)


                                    -------------------------------------
                                    (Address)

                              (FORM OF ASSIGNMENT)

       (To be exercised by the registered holder if such holder desires to transfer the Warrant Certificate.)


           FOR VALUE RECEIVED hereby sells, assigns and transfers unto


                     (Print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:________________________
Signature:



                                    -------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the fact of the Warrant Certificate)

                                    -------------------------------------
                                    (Insert Social Security or Other
                                    Identifying Number of Assignee)